7

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 14, 2008

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 West 52nd Street, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

(a)                                  On February 14, 2008, the Board of Directors of Financial Security Assurance Holdings Ltd. (the “Company”) amended (1) the 2004 Equity Participation Plan (the “EPP”) of the Company, a copy of which is attached hereto as Exhibit 10.1, (2) the 2004 Deferred Compensation Plan of the Company, a copy of which is attached hereto as Exhibit 10.2, (3) the 2004 Supplemental Executive Retirement Plan of the Company, a copy of which is attached hereto as Exhibit 10.3, and (4) the Severance Policy for Senior Management of the Company, a copy of which is attached hereto as Exhibit 10.4.   The amendments were made primarily to conform to the final regulations applicable to deferred compensation arrangements under Section 409A of the Internal Revenue Code.  The form of Agreement Evidencing an Award of Dexia Restricted Stock under the EPP is attached hereto as Exhibit 10.5 and the form of Agreement Evidencing an Award of Performance Shares under the EPP is attached as Exhibit 10.6.

At the same time, the Board of Directors of the Company approved amendments to the existing employment agreements between the Company and Robert P. Cochran, Chairman of the Board and Chief Executive Officer of the Company, and Séan W. McCarthy, President and Chief Operating Officer of the Company.   The amendments were made primarily to conform to the final regulations applicable to deferred compensation arrangements under Section 409A of the Internal Revenue Code.  A copy of the amended agreement between the Company and Mr. Cochran is attached hereto as Exhibit 10.7 and a copy of the amended agreement between the Company and Mr. McCarthy is attached hereto as Exhibit 10.8.

In addition, also on February 14, 2008, the Board of Directors of the Company amended the Share Purchase Program Agreement dated as of December 15, 2000, among Dexia Credit Local (successor to Dexia Public Finance Bank), Dexia Holdings, Inc. (“DHI”) and the Company.  A copy of the amended agreement is attached hereto as Exhibit 10.9.  The amendments were made primarily to address capital contributions by the shareholders of the Company, and provide that, in the event that DHI makes a contribution to the capital of the Company, then (1) each holder of program shares may make a cash pro-rata capital contribution within 60 days of the capital contribution by DHI, failing which such holder shall be deemed to have delivered a notice for the repurchase of program shares; and (2) each holder of phantom program shares under the Company’s Deferred Compensation Plans or Supplemental Executive Retirement Plans shall be deemed to have his or her number of phantom program shares reduced by the same number as such holder would have been reduced had such holder held program shares and failed to fund his or her capital contribution in cash as provided in (1).

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On February 13, 2008, the Human Resources Committee (the “Committee”) of the Board of Directors of the Company approved the following ordinary course annual executive officer compensation:

The 2008 salaries of the named executive officers of the Company are:

Robert P. Cochran	$500,000
Séan W. McCarthy	$350,000
Bruce E. Stern	$280,000
Russell B. Brewer II	$280,000
Joseph W. Simon	$280,000

The 2007 bonuses of the named executive officers of the Company are:

Robert P. Cochran	$3,600,000
Séan W. McCarthy	$3,300,000
Bruce E. Stern	$1,000,000
Russell B. Brewer II	$1,200,000
Joseph W. Simon	$1,000,000

In addition, the Committee made annual awards of performance share units (“PSU”) pursuant to Company’s 2004 Equity Participation Plan (the “Plan”).  Performance share units awarded pursuant to the Plan are comprised of (a) performance shares (“PS”), which are valued based upon the Company’s return on equity during two three-year performance cycles, and (b) restricted stock of Dexia S.A. (“Dexia shares”), of which the Company is an indirect subsidiary.  The awards were as follows:

Robert P. Cochran	30,000	PSU	Comprised of :	27,000	PS and	19,952	Dexia shares
Séan W. McCarthy	30,000	PSU	Comprised of :	27,000	PS and	19,952	Dexia shares
Bruce E. Stern	9,000	PSU	Comprised of :	8,100	PS and	5,986	Dexia shares
Russell B. Brewer II	10,000	PSU	Comprised of :	9,000	PS and	6,651	Dexia shares
Joseph W. Simon	9,000	PSU	Comprised of :	8,100	PS and	5,986	Dexia shares

The performance share units are allocated as follows:

•                  33-1/3% of the performance shares are allocated to the three-year performance cycle beginning January 1, 2008 and ending December 31, 2010, with a 2.5-year vesting period and three-year restricted period for 33-1/3% of the awarded shares of Dexia restricted stock; and

•                  66-2/3% of the performance shares are allocated to the three-year performance cycle beginning January 1, 2009 and ending December 31, 2011, with a 3.5-year vesting period and four-year restricted period for 66-2/3% of the awarded shares of Dexia restricted stock.

The Committee determined that the Dexia restricted stock would be valued at the average actual purchase price paid by the Company for such shares when purchased on the open market (for purposes of funding 2008 Dexia restricted stock awards for all employees), which equaled approximately $23.61 per share.

The salary, bonus and performance share units awarded to Messrs. Cochran and McCarthy were in accordance with their employment agreements with the Company.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description
10.1†	2004 Equity Participation Plan, as amended on February 14, 2008.
10.2†	2004 Deferred Compensation Plan, as amended on February 14, 2008.
10.3†	2004 Supplemental Executive Retirement Plan, as amended on February 14, 2008.
10.4†	Severance Policy for Senior Management, as amended on February 14, 2008.
10.5†	Form of Financial Security Assurance Holdings Ltd. Agreement Evidencing an Award of Dexia Restricted Stock.
10.6†	Form of Financial Security Assurance Holdings Ltd. Agreement Evidencing an Award of Performance Shares.
10.7†	Employment Agreement by and between the Company and Robert P. Cochran, as amended on February 14, 2008.
10.8†	Employment Agreement by and between the Company and Séan W. McCarthy, as amended on February 14, 2008.
10.9†	Share Purchase Program Agreement as amended on February 14, 2008, among Dexia Credit Local (successor to Dexia Public Finance Bank), Dexia Holdings, Inc. and the Company.

†              Management contract or compensatory plan or arrangement.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Date: February 14, 2008	By:	/s/ Bruce E. Stern
Name: Bruce E. Stern
Title: General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description
10.1†	2004 Equity Participation Plan, as amended on February 14, 2008.
10.2†	2004 Deferred Compensation Plan, as amended on February 14, 2008.
10.3†	2004 Supplemental Executive Retirement Plan, as amended on February 14, 2008.
10.4†	Severance Policy for Senior Management, as amended on February 14, 2008.
10.5†	Form of Financial Security Assurance Holdings Ltd. Agreement Evidencing an Award of Dexia Restricted Stock.
10.6†	Form of Financial Security Assurance Holdings Ltd. Agreement Evidencing an Award of Performance Shares.
10.7†	Employment Agreement by and between the Company and Robert P. Cochran, as amended on February 14, 2008.
10.8†	Employment Agreement by and between the Company and Séan W. McCarthy, as amended on February 14, 2008.
10.9†	Share Purchase Program Agreement as amended on February 14, 2008, among Dexia Credit Local (successor to Dexia Public Finance Bank), Dexia Holdings, Inc. and the Company.

†              Management contract or compensatory plan or arrangement.